Steel Partners
Holdings L.P.

Investor Day

March 15, 2018

Think global, act local.

Forward Looking Statements
Use of Non-GAAP Financial Measures

This document may contain certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect Steel Partners Holdings L.P.'s ("SPLP" or the "Company") current expectations and projections about its future results, performance, prospects and opportunities, and those of the other companies described herein. Although SPLP believes that the expectations reflected in such forward-looking statements, which are based on information currently available to the Company, are reasonable and achievable, any such statements involve significant risks and uncertainties. No assurance can be given that the actual results will be consistent with the forward-looking statements, and actual results, performance, prospects and opportunities may differ materially from such statements. Investors should read carefully the factors described in the "Risk Factors" section of the Company's filings with the SEC, including the Company's Form 10-K for the year ended December 31, 2017, and in SEC filings of the other publicly traded companies described herein, for information regarding risk factors that could affect the Company's or such other companies' results. Except as otherwise required by Federal securities laws, SPLP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Adjusted EBITDA and the related reconciliation presented here represents earnings before interest expense, taxes, depreciation and amortization as adjusted for income or loss of associated companies and other investments held at fair value (net of taxes), non-cash goodwill impairment charges, non-cash asset impairment charges, non-cash pension expense or income, non-cash equity based compensation, amortization of fair value adjustments to acquisition-date inventories, realized and unrealized gains and losses on investments, net and excludes certain non-recurring and non-cash items. The Company believes Adjusted EBITDA is commonly used by financial analysts and others in the industries in which the Company operates and, thus, provides useful information to investors. The Company does not intend, nor should the reader consider, Adjusted EBITDA an alternative to net income, net cash provided by operating activities or any other items calculated in accordance with U.S. GAAP. The Company's definition of Adjusted EBITDA may not be comparable with Adjusted EBITDA as defined by other companies. Accordingly, the measurement has limitations depending on its use.

Free cash flow is a non-GAAP financial measure that represents cash flow from operations (a GAAP measure) less capital expenditures. Management believes free cash flow is a useful measure of liquidity and an additional basis for assessing the Company's ability to fund its activities, including the financing of acquisitions, debt service and repurchase of common or preferred units.

A reconciliation of the non-GAAP measures to the corresponding amounts prepared in accordance with GAAP appears in the tables in the Appendix. The tables provide additional information as to the items and amounts that have been excluded from the adjusted measures.

Agenda

Business Overview – *Warren Lichtenstein, Executive Chairman, Steel Partners*

The Steel Way – *Bill Fejes, President, Steel Services Ltd.*

Business Segment Reviews

- ***Diversified Industrial*** – *Bill Fejes*
- ***Energy*** – *Stewart Peterson, CEO, Steel Energy*
- ***Financial Services*** – *Kelly Barnett, President, WebBank*

Corporate Development – *Paul Burgon, SVP, Corporate Development*

Leadership Development – *Pete Marciniak, VP, Human Resources*

Consolidated Financial Performance – *Doug Woodworth, CFO*

Strategic Focus – *Jack Howard, President, Steel Partners*

Q&A Session – *Warren Lichtenstein; Jack Howard*



Steel Partners Holdings Business Overview

Warren Lichtenstein
Executive Chairman

STEEL PARTNERS

Steel at a Glance

Global diversified holding company that engages in multiple businesses through consolidated subsidiaries, associated companies, and other interests

Common Units – SPLP: NYSE

- **Common Unit price: $20.00** (as of 3/9/2018)
- **Total Common Units outstanding: 26.2 million**

Preferred Units – SPLPPRA: NYSE

- **Preferred Unit price: $20.75** (as of 3/9/2018)
- **Total Preferred Units outstanding: 7.7 million**

4,800 employees at 75 locations in 8 countries

Management ownership: 51%

Market cap: $523.3 million (as of 3/9/2018)

2017 revenue: $1.37 billion

Total debt: $415 million

Cash and investments: $409 million (excludes WebBank cash)

STEEL PARTNERS

Reporting Segments & Principal Operating Entities

STEEL PARTNERS

Diversified Industrial	Energy	Financial Services
Revenue: $1.16B	Revenue: $135M	Revenue: $80M






W WebBank

Direct Investments

Company	Ownership %[1]
Aerojet Rocketdyne	5.6%
Aviat Networks	12.7%
Babcock & Wilcox	15.4%
School Specialty	9.8%
Steel Connect	46.0%

1. As of 3/9/2018

Business Simplification Plan

ONE Steel

Strategic business simplification plan streamlining corporate structure

- Further enhanced efficiencies
- Lowered costs
- Facilitated communications and transparency
- Reduced management layers and number of boards

●2015 – 2017 Purchased non-Steel owned shares

- API Group
- JPS Industries
- SL Industries
- DGT Holdings
- CoSine Communications
- Steel Excel
- Handy & Harman

Competitive Advantages; Unique Characteristics

- Corporate structure provides distinct competitive advantages not easy to replicate
- Operates as one company from cultural and policy perspectives
- Diversification
- Tax efficiencies
- Permanent capital
- Economies of scale through shared services
- Access to expert corporate management resources
- Management ownership aligned to stakeholder value
- Owns companies with highly respected brands

Strategy & Philosophy

Investing on the Basis of Value, Not Popularity

- Invest in good companies with simple business models at prices that have built-in margins of safety
- Avoid complex businesses or investments that cannot be easily explained or understood
- Create continuous improvement culture and implement operational excellence programs
- Control costs and use leverage prudently, or not at all
- **Delegate** to people who are **Empowered**, held **Accountable** and **Reward** them for delivering results

Deep Discount to Sum-of-the-Parts (SOTP)

As of December 31, 2017

(In millions, except value per unit)

Pre-Tax, Pre-Parent Company Expense Sum of the Parts	Notes*	Value
Diversified Industrial Segment	(1)	**$ 964.9**
WebBank	(2)	**242.6**
Steel Energy	(3)	**132.3**
Cash	(4)	**114.9**
Investments	(5)	**294.4**
Total Debt		(414.7)
Preferred Unit Liability		(176.5)
Accrued Pension Liabilities		(268.2)
Enterprise Value		**$ 889.7**
Common Units Outstanding at December 31, 2017		**26.3**
Value per Common Unit		**$33.77**
Market Price per Common Unit at December 31, 2017		**$ 19.55**

*Notes in Appendix page 48

STEEL PARTNERS

Senior Management Team



Warren Lichtenstein
Executive Chairman



Jack Howard
President



William Fejes
President, Steel Services Ltd.



Doug Woodworth
Chief Financial Officer



Len McGill
Senior Vice President and General Counsel



Paul Burgon
Senior Vice President – Corporate Development



Pete Marciniak
Vice President – Human Resources

STEEL PARTNERS



The Steel Way

Bill Fejes
President, Steel Services Ltd.

The Steel Way

Culture of Opportunistic Investment, Discipline and Continuous Improvement

Founded and Built Upon Since 2008 Based On Proven Processes



Steel Business System
Strategy Deployment
Safety
Quality
Delivery
Cost
Inventory
Growth
Voice of the Customer (VOC)
Customer Satisfaction
Profitable Sales Growth
Tools for Growth
Variation Reduction Tools
Lean Tools (including Kaizen)
Associate Development
Total Associate Involvement

The Steel Way is Embedded in our Culture

STEEL PARTNERS

Steel Business System

Kaizen Examples – Manufacturing Processes

OMG Fastener Packing

Tools

- Standard Work
- One Piece Flow



Results

- Productivity improved 50%
- Product floor space reduced 27%
- Reduced production from 3 shifts to 2 shifts

MTI Motor Assembly

Tools

- Value Stream Mapping (VSM)
- Cell Design
- One Piece flow



Results

- Quality – 32% yield improvement (12 months)
- Productivity – 112% throughput improvement (6 months)
- Inventory – 33% reduction in WIP

Steel Business System

Kaizen Example – Innovation Processes

Lucas Milhaupt New High Purity Alloy Nail Head Product

Tools

- Strategy Creation
- VOC
- Rapid Product Innovation


Nail head Lead
(New Opportunity)
Braze Preform

Current Business

Results for the Customer (VOC)

- Cost – eliminate separate preform component
- Productivity – eliminate assembly step and increase throughput

Results for Lucas Milhaupt

- Improved product margin, incremental volume
- Differentiated product to increase sales



Braze preform attached to end of nail head in Lucas Milhaupt manufacturing process resulting in a single number for the customer

Future Business

STEEL PARTNERS



Diversified Industrial Segment

Bill Fejes
President, Steel Services Ltd.

Diversified Industrial Segment

Overview

Diversified global industrial companies delivering value through innovation, operating excellence and superior customer service

- Nine independent operating companies
- 3,900+ employees; 30 mfg. locations; 7 countries
- Key Product Categories
  - Building Materials
  - Laminates and Foils
  - Joining Materials
  - Electro-mechanical Products
- Key Market Segments
  - Commercial and Residential Construction
  - Consumer Products Packaging
  - Defense/Aerospace
  - General Industrial

End Users

CARLISLE
PHILIPS
GE
British American Tobacco
United Technologies
GAF
EATON Powering Business Worldwide
Parker
PHILIP MORRIS INTERNATIONAL
Carrier United Technologies
Firestone
BOEING
BAE SYSTEMS INSPIRED WORK

Diversified Industrial Segment

Strategic Priorities

Drive Profitable Organic Growth	• Apply Strategic Creation Process to promote innovation and create new products, processes, and business models • Apply Steel Business System enterprise wide to sustain solid, continuously improving operational foundation to support growth
Build Management Team and Ability to Promote from Within	• Utilize talent acquisition pipeline process to ensure hiring of "A" players • Deploy robust Leadership Development program • Build dynamic co-op program with portfolio of universities to provide solid flow of engineering, finance, and sales/marketing talent
Drive to Zero Safety Incidents	• Standardize and expand Behavioral Based Safety process through all locations • Deploy poka-yoke (mistake-proof) approach to implementing safety protection on equipment

Diversified Industrial Segment

Largest Operating Companies

OMG
WE MAKE IT HAPPEN

- North America's leading supplier of commercial roof fastening products
- Providing innovative decking and wood framing fastener solutions to PRO contractors
- Serves commercial roofing, residential decking, and wood framing market segments

LucasMilhaupt®
A Handy & Harman Company
Global Brazing Solutions®

- Leading global producer of metal joining products and services
- Serves HVAC, electrical/electronics, and transportation market segments

api

- Packaging solutions that enable companies across wide-range of sectors to empower their brands on the shelf and in the hand
- Roots in British paper industry, founded on century-old trading history
- Serves the tobacco, cosmetics & personal care, and premium beverages market segments

Montevideo Technology, Inc. (MTI)®
A Motor And Control Company

- Precision electric motors, generators, and gears for harsh environment applications
- Serves general industrial, aerospace, and military market segments

Diversified Industrial Segment

Summary Financials

Revenue, Segment Income & Adjusted EBITDA Margins


18% Revenue CAGR
$1,600
$1,200
$800
$400
$0
12.0%
9.0%
6.0%
3.0%
0.0%
10.9%
11.1%
11.5%
11.6%
11.1%
9.1%
10.9%
5.5%
1.9%
4.3%
$571
$600
$763
$999
$1,156
2013
2014
2015
2016
2017
Revenue
S.I. Margin
Adj. EBITDA Margin

$ in millions

Cash Flow from Operating Activities, Free Cash Flow & Capex


$100
$80
$60
$40
$20
$-
$(20)
$(40)
4.0%
3.0%
2.0%
1.0%
0.0%
2.1%
2.1%
2.3%
2.8%
3.5%
$49
$37
$51
$38
$58
$40
$85
$57
$24
($16)
2013
2014
2015
2016
2017
Cash Flow from Operating Activities
FCF
CapEx (As % of Segment Revenue)

$ in millions

FCF = Cash Flow from Operating Activities - CapEx

STEEL PARTNERS



Energy Segment

Stewart Peterson
CEO, Steel Energy

Energy Segment

Overview

Energy services company providing well servicing and production services to established customers in seven states

- 4 independent operating companies
- 750+ employees; 7 locations
- Well servicing and production services
- Key Industries
  - Oil
  - Gas
- Key Locations
  - Bakken Basin (ND, MT)
  - Texas
  - New Mexico

Customers

QEP Resources
XTO Energy
encana natural gas
Whiting
Oasis Petroleum
SM Energy
Continental Resources
Diamondback Energy

Steel Energy Services

Strategic Priorities

Operational Excellence	• Leverage best in class safety record to capture market share by reducing well down-time • Improve supply costs through centralized oversight of supply chain and maintenance programs for all subsidiaries
Strategic Acquisitions	• Continue to opportunistically acquire businesses that provide complementary service offerings in new and existing markets
Reduce Total Recordable Incident Rate	• Establish safety culture: "DO IT RIGHT OR NOT AT ALL" • Foster culture of safety across organization • Implement best-in-class safety programs and policies

Steel Energy Services

Operating Companies

WILLISTON, ND

- Provider of premium well services to oil and gas exploration and production companies
- Operating in the Williston Basin and Montana

Black Hawk ENERGY SERVICES

- Operates work over and completion rigs, reverse units, & air/foam packages
- Operating in the Permian Basin, New Mexico, Colorado and the Williston Basin

- Leader in the oilfield service industry
- Operating primarily in the Williston Basin

BASIN WELL LOGGING

- Specializes in cased-hole wireline logging and perforating services for E&P companies
- Operating in New Mexico, Texas, Utah, Arizona, and Colorado

Steel Energy Services

Summary Financials*

Revenue, Segment Income & Adjusted EBITDA Margins



8% CAGR
$300
$200
$100
$0
40.0%
20.0%
0.0%
28.1%
27.4%
21.9%
17.9%
14.5%
9.4%
$110
$192
-5.1%
$111
$75
$118
-23.1%
-3.6%
-3.0%
2013
2014
2015
2016
2017
Revenue
S.I. Margin
Adj. EBITDA Margin

$ in millions

** Reflects Steel Energy Services only (excludes Steel Sports & Corporate)*

See appendix for Steel Energy Services reconciliations

Cash Flow from Operating Activities, Free Cash Flow & Capex



$150
$100
$50
$0
15.0%
10.0%
5.0%
0.0%
5.3%
8.0%
3.8%
6.3%
7.1%
$32
$26
$47
$32
$34
$29
$11
$6
$13
$4
2013
2014
2015
2016
2017
Cash Flow from Operating Activites*
FCF
CapEx (As a % of Revenue)

$ in millions

FCF = Cash Flow from Operating Activities – CapEx

See appendix for Steel Energy Services reconciliations

STEEL PARTNERS



Financial Services Segment

Kelly Barnett
President, WebBank

Financial Services Segment

WebBank

FDIC-insured, state-chartered industrial bank providing customized consumer and commercial financing solutions nationwide

- Core operations dedicated to extending credit products through Strategic Partnerships with marketplace lenders, retailers, OEMs, and fintech companies
- Extends credit principally via online and digital channels
- Moved into holding assets to maturity (HTM) to better support model and partners, historically focused on holding assets for sale (HFS)
- Focused on relationship management with significant asset management opportunities to support continued growth
- Headquartered in Salt Lake City with 84 employees

Customers

AVANT
YAMAHA
PROSPER
PayPal
DELL
LendingClub

Financial Services Segment

Strategic Priorities

Reinforce Strategic Partnership Business

- Assist partners with funding on and off balance sheet (grow HTM and asset management)
- Apply Steel Business System to drive value-added services and support additional products to help spread partners' cost of acquisition
- Reduce partner hard and soft "costs"

Revenue Diversification

- Grow traditional business through new partners, new products and organic growth
- Explore strategic acquisitions

Support Product Innovation

- Strengthen credit capabilities
- Enhance data analytics
- Maintain partner oversight advantage over competitors

Financial Services Segment

Revenue Mix & Total Assets

2017 Revenue Mix



Other
HTM
4%
13%
83%
Strategic Partners (HFS)

Total Assets*



$628
$465
$328
$227
$172
2013
2014
2015
2016
2017

$ in millions

** Total assets are WebBank only (excludes Parent company)*

Financial Services Segment

Summary Financials

Revenue, Segment Income & Adjusted EBITDA Margins



$120
$100
$80
$60
$40
$20
$0
80.0%
60.0%
40.0%
20.0%
0.0%
30% CAGR
63.7%
66.5%
67.0%
60.3%
51.9%
62.7%
66.2%
66.7%
59.9%
51.4%
$28
$37
$69
$71
$80
2013
2014
2015
2016
2017
Revenue
S.I. Margin
Adj. EBITDA Margin

$ in millions

Net Income & Return on Assets*



$60
$50
$40
$30
$20
$10
$0
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
8.2%
8.4%
11.9%
8.1%
5.7%
$11
$16
$31
$29
$28
2013
2014
2015
2016
2017
Net Income
ROA

$ in millions
ROA = Net Income / Average Total Assets
**Ratios, net income, and assets are WebBank only (excludes Parent company)*

STEEL PARTNERS

Financial Services Segment

Summary Financials*

Return on Equity



$200
$150
$100
$50
$0
70%
60%
50%
40%
30%
20%
10%
0%
34%
44%
64%
37%
29%
$32
$42
$65
$89
$106
2013
2014
2015
2016
2017
Equity
ROE

Capital Leverage Ratio



25%
20%
15%
10%
5%
0%
23%
20%
20%
22%
19%
2013
2014
2015
2016
2017
Capital Leverage Ratio

$ in millions
ROE = Net Income / Average Total Equity

**Financial data and ratios are WebBank only (excludes Parent company)*

STEEL PARTNERS



Corporate Development

Paul Burgon
Senior Vice President, Corporate Development

STEEL PARTNERS

M&A Overview

Acquisitions

Since 2012: $1.2 Billion of Acquisitions $226 Million in Divestitures 25 Deals	Acquisition Multiple & Return Analysis
• Actively manage acquisition funnel • Opco senior staff and corporate M&A work together to cultivate deals • Continue to see good opportunities • Tracking more than 170 potential targets • Multiple potential transactions • Two recent acquisitions - Dunmore and Basin Well both **non-auction** transactions	• Typically pay 3-8x EBITDA • Industrial multiples average 8-11x • Average multiple we pay is 6-8x • Primary financial return metric is cash on cash payback period • Average pre-tax cash on cash payback period approximately 5 years • After-tax payback period is not significantly longer due to historical NOL availability

Recent Acquisition

Diversified Industrial Segment

Company	Overview
Dunmore Corporation (February 2018)	• Acquired certain U.S. assets and stock of Dunmore's German subsidiary • Leading engineered films company manufacturing coated, metallized, and laminated films, foils, and fabrics • Expands foil technology, manufacturing capacity, and diversifies market portfolio, complementing API

- 2017 annual revenue of $70 million
- Collaborative client partnerships
- Global footprint
- Advanced technology toolbox
- Flexible, efficient production
- Rapid speed to market
- Trusted quality & safety


Collaborative Partnership
Broad Technology Toolbox
YOUR PRODUCT
DELIVERED
Global Footprint
Proficient Manufacturing, Trusted Quality

STEEL PARTNERS



Leadership Development

Pete Marciniak
Vice President, Human Resources

STEEL PARTNERS

Human Capital – Recruit, Retain, Reward

STEELGROW

- CEO Summit – sharing best practices
- Talent Director to focus SteelGrow efforts
- Increased college co-op participation 5X previous year
- Standard Steel on-boarding experience
- Leadership development utilizing action learning teams
- Internal pipeline to fill critical roles including KPI metrics
- Artificial Intelligence recruitment strategies
- Solution to develop, empower, drive accountability, reward performance

Wellness – Partners in Health


Care
Clean Eating
Smoking Cessation
Financial Peace
Fitness

- Community Involvement/Giving Back
  - Opioid Awareness Day 2018
  - Events/races for cures; blood drives
  - Steel Partners Foundation
- At Work and at Home
  - 1:1 nutritionist
  - Healthy options at work
  - Healthy meal delivery
- Classes and Products
  - Patches, gum, e-cigs – incentives
  - On-site classes/support
- Dave Ramsey
  - Online participation
  - Financial goal setting
- Mix of Alternatives
  - Gym access
  - Team challenges/lunch & learns
  - Classes/warm ups/walking clubs

SteelCare

STEEL PARTNERS



Consolidated Financial Performance

Doug Woodworth
CFO

STEEL PARTNERS

Consolidated Financial Performance

Revenue, Net Income & Adjusted EBITDA Margins



17% Revenue CAGR
$1,500
$1,200
$900
$600
$300
$0
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
-3.0%
12.4%
13.7%
13.8%
12.8%
12.0%
14.1%
2.7%
-0.9%
0.6%
0.0%
$719
$847
$965
$1,164
$1,372
2013
2014
2015
2016
2017
Revenue
N.I. Margin
Adj. EBITDA Margin

($ in millions)

STEEL PARTNERS

Consolidated Financial Performance

Balance Sheet (Select Items)

(in millions, except Partners' Capital per Unit)	Year Ended		
	2017	2016	2015
Total Assets	$2,164.0	$1,967.1	$1,684.8
Cash and Investments	$713.2	$623.8	$433.9
U.S. Federal NOLs	$482.7	$512.0	$580.5
Net Debt	$299.8	$231.0	$140.0
Pension Liabilities	$268.2	$284.9	$276.5
Partners' Capital	$546.1	$548.7	$558.0
Partners' Capital per Unit	$20.73	$20.98	$20.95
Outstanding Units	26.3	26.2	26.6

Cash includes $304 million, $287 million and $87 million of cash held at WebBank for its banking operations in 2017, 2016, and 2015, respectively.
Net Debt = short term debt + Current portion of long term debt + Long term debt – Cash + Cash held by WebBank

STEEL PARTNERS

Financial Performance

Free Cash Flow & Liquidity

Net Debt & Leverage



$300
$200
$100
$0
2.0x
1.5x
1.0x
0.5x
0.0x
$138
$231
$140
$231
$300
1.6x
2.0x
1.1x
1.6x
1.8x
2013
2014
2015
2016
2017
Net Debt
Net Debt-to-Adj. EBITDA Leverage

$ in millions

Net Debt = Short-term debt + Current portion of Long-term debt + Long-term debt – Cash + Cash held by WebBank

Cash Flow from Operating Activities, Free Cash Flow & CapEx



$500
$400
$300
$200
$100
$0
($100)
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
$95
$74
$78
$49
($16)
($39)
$195
$161
($16)
($71)
2.9%
3.4%
2.4%
2.9%
4.0%
2013
2014
2015
2016
2017
Cash Flow from Operating Activities
FCF
CapEx (As % of Total SPLP Revenue)

$ in millions

FCF = Cash Flow from Operating Activities - CapEx

STEEL PARTNERS

Highlights and Priorities

Anticipate full-year 2018 revenue of $1.5 billion-$1.6 billion; and Adjusted EBITDA of $184 million-$225 million

Unit Repurchase Plan	• Approval to repurchase up to 2 million units • In 2017, purchased 309,680 units for $6 million
Handy & Harman Tender Offer	• Completed October 2017 • Own 100% of Handy & Harman
Preferred Unit Issuances	• 7.9 million preferred units issued in Steel Excel and HNH tender offers • 6% quarterly distributions, payable in cash or in-kind (or a combination) • 9 year term, approximately 20% to be cash settled in February 2020
Debt Refinance	• $600.0 million revolving credit facility • Covers substantially all subsidiaries, excluding WebBank • Provides $150.0 million accordion
Tax Planning	• Completed series of tax restructuring initiatives • Allows utilization of additional $173.4 million of NOLs



2018 Strategic Focus

Jack Howard
President

Steel Partners Key Priorities

Strategic Priorities

Capital Allocation

- Drive strategy creation process to support organic growth
- Identify accretive "bolt-on" acquisitions
- Acquire new, under-valued businesses or platforms for long-term growth
- Evaluate expansion of unit buy-back program

Deepening Culture of Steel Business System

- Deploy industry leading best practices
- Foster discipline and continuous improvement at all levels of organization
- Sustain lean throughout the organization

Developing our People

- Continue to develop senior leaders committed to our culture
- Apply artificial intelligence to achieve optimum efficiencies
- Provide a full bench through continued development programs

Steel Partner Holdings L.P.

"Potential is interesting, but execution is everything."

Warren Lichtenstein

- **Proven management team driving value**
- **High ROIC, rigid capital allocations with modest use of leverage**
- **Strong free cash flow and balance sheet**
- **Diversified revenue mix, market-leading brands**
- ***Steel Way* creates culture that drives performance**



Q & A



Appendix

Valuation: Sum-of-the-Parts (SOTP) Detail

As of December 31, 2017

(In millions, except value per unit)

Pre-Tax, Pre-Parent Company Expense Sum of the Parts	Notes	Value
Diversified Industrial Segment	(1)	**$ 964.9**
WebBank	(2)	**242.6**
Steel Energy	(3)	**132.3**
Cash	(4)	**114.9**
Investments	(5)	**294.4**
Total Debt		(414.7)
Preferred Unit Liability		(176.5)
Accrued Pension Liabilities		(268.2)
Enterprise Value		**$ 889.7**
Common Units Outstanding at December 31, 2017		**26.3**
Value per Common Unit		**$33.77**
Market Price per Common Unit at December 31, 2017		**$ 19.55**

Calculations are based on December 31, 2017 financial statements unless otherwise indicated.
Calculations exclude impact of minority interests unless otherwise indicated.
Calculations exclude unallocated Corporate overhead expenses.
Calculations of enterprise valuations are on a pre-tax basis, and also exclude the value of our NOLs.

(1) Market value calculated as 7.5X TTM EBITDA.
(2) Market value calculated as 2.5X equity value, adjusted for 91.2% ownership.
(3) Market value calculated as 7.7X TTM EBITDA.
(4) Excludes WebBank cash.
(5) Includes Steel Partners' marketable securities and long term investments.

Financial Performance

Adjusted EBITDA Reconciliation 2013–2017

		Year Ended December 31,			
	2017	2016	2015	2014	2013
Segment Income (GAAP)					
Diversified Industrial	$50,104	$19,175	$42,281	$65,543	$51,900
Energy – Energy Business	(3,560)	(2,692)	(25,703)	(9,731)	10,295
Energy – Sports & Corporate	(17,954)	(8,767)	(69,409)	(16,523)	2,346
Financial Services	41,328	42,518	46,314	24,251	17,668
Corporate and Other	(12,607)	(23,711)	(1,891)	(56,824)	(37,358)
Net Income (loss) from continuing operations, before income taxes	$57,311	$26,523	($8,408)	$6,716	$44,851
Segment Adjusted EBITDA:					
Diversified Industrial	$128,650	$115,516	$87,509	$66,746	$62,499
Energy – Energy Business	17,155	13,501	24,382	52,419	30,774
Energy – Sports & Corporate	(13,057)	(15,202)	(12,657)	(12,193)	(6,987)
Financial Services	41,742	42,792	46,484	24,368	17,962
Corporate and Other	(10,442)	(7,734)	(12,663)	(15,614)	(15,396)
Consolidated Adjusted EBITDA	$164,048	$148,873	$133,055	$115,726	$88,852
Net Income (loss) from continuing operations	$6,012	$2,571	$70,311	($17,572)	$38,374
Income tax provision (benefit)	51,299	23,952	(78,719)	24,288	6,477
Net Income (loss) from continuing operations, before income taxes	57,311	26,523	(8,408)	6,716	44,851
(Income) loss of associated companies and other investments at fair value, net of tax	(16,888)	(4,085)	31,777	18,557	(28,326)
Interest expense	22,804	11,052	8,862	11,073	10,547
Depreciation and amortization	71,936	70,546	48,560	38,438	30,990
Non-cash goodwill impairment charges	-	24,254	19,571	41,450	-
Non-cash asset impairment charges	2,028	18,668	68,092	2,537	2,689
Non-cash pension expense (income)	9,647	2,416	1,900	(1,761)	(427)
Non-cash equity based compensation	11,477	3,844	9,203	8,470	34,282
Amortization of fair value adjustments to acquisition-date inventories	-	2,133	4,683	-	525
Realized and unrealized gains and losses on investments, net	938	(7,478)	(54,489)	(10,265)	(9,148)
Other items, net	4,795	1,000	3,304	511	2,869
Consolidated Adjusted EBITDA	$164,048	$148,873	$133,055	$115,726	$88,852

($ in thousands)

STEEL PARTNERS

Financial Performance

Energy Services Reconciliation 2013-2017

	YEAR ENDED DECEMBER 31,									
	2017		2016		2015		2014		2013	
Revenue:										
Energy - Energy Business	$	118,167	$	75,325	$	111,397	$	191,608	$	109,624
Energy - Sports & Corporate		17,294		18,670		21,223		18,540		10,405
Total Revenue - Energy Segment	**$**	**135,461**	**$**	**93,995**	**$**	**132,620**	**$**	**210,148**	**$**	**120,029**
Segment Income (GAAP):										
Energy - Energy Business	$	(3,560)	$	(2,692)	$	(25,703)	$	(9,731)	$	10,295
Energy - Sports & Corporate		(17,954)		(8,767)		(69,409)		(16,523)		2,346
Total Segment Income - Energy Segment	**$**	**(21,514)**	**$**	**(11,459)**	**$**	**(95,112)**	**$**	**(26,254)**	**$**	**12,641**

($ in thousands)

STEEL PARTNERS

Financial Performance

Free Cash Flow Reconciliation 2013–2017

Free Cash Flow Reconciliation:	2017	2016	2015	2014	2013
	YEAR ENDED DECEMBER 31,				
Operating Cash Flow					
Diversified Industrial	$ 24,160	$ 85,646	$ 59,374	$ 50,690	$ 49,163
Energy - Energy Business	12,853	10,906	33,591	47,320	31,651
Energy - Sports & Corporate	(8,771)	(11,962)	(6,982)	(3,405)	(5,970)
Financial Services	(29,773)	117,862	(86,625)	(1,403)	35,190
Corporate and Other	(14,238)	(6,975)	(13,198)	(15,169)	(15,082)
Total Operating Cash Flow	$ (15,770)	$ 195,477	$ (13,840)	$ 78,033	$ 94,952
Capital Expenditures					
Diversified Industrial	$ 40,373	$ 27,953	$ 17,212	$ 12,658	$ 11,744
Energy - Energy Business	8,385	4,719	4,226	15,313	5,846
Energy - Sports & Corporate	5,083	363	559	626	3,086
Financial Services	834	102	1,153	40	57
Corporate and Other	62	1,046	102	132	152
Total Capital Expenditures	$ 54,737	$ 34,183	$ 23,252	$ 28,769	$ 20,885

Free Cash Flow Reconciliations	2017	2016	2015	2014	2013
	YEAR ENDED DECEMBER 31,				
Steel Partners Holdings L.P.					
Operating cash flow	$ (15,770)	$ 195,477	$ (13,840)	$ 78,033	$ 94,952
Capital expenditures	54,737	34,183	23,252	28,769	20,885
Free Cash Flow	$ (70,507)	$ 161,294	$ (37,092)	$ 49,264	$ 74,067
Diversified Industrial					
Operating cash flow	$ 24,160	$ 85,646	$ 59,374	$ 50,690	$ 49,163
Capital expenditures	40,373	27,953	17,212	12,658	11,744
Free Cash Flow	$ (16,213)	$ 57,693	$ 42,162	$ 38,032	$ 37,419
Energy - Total Segment					
Operating cash flow	$ 4,082	$ (1,056)	$ 26,609	$ 43,915	$ 25,681
Capital expenditures	13,468	5,082	4,785	15,939	8,932
Free Cash Flow	$ (9,386)	$ (6,138)	$ 21,824	$ 27,976	$ 16,749
Energy - Energy Business					
Operating cash flow	$ 12,853	$ 10,906	$ 33,591	$ 47,320	$ 31,651
Capital expenditures	8,385	4,719	4,226	15,313	5,846
Free Cash Flow	$ 4,468	$ 6,187	$ 29,365	$ 32,007	$ 25,805
Energy - Sports & Corporate					
Operating cash flow	$ (8,771)	$ (11,962)	$ (6,982)	$ (3,405)	$ (5,970)
Capital expenditures	5,083	363	559	626	3,086
Free Cash Flow	$ (13,854)	$ (12,325)	$ (7,541)	$ (4,031)	$ (9,056)
Financial Services					
Operating cash flow	$ (29,773)	$ 117,862	$ (86,625)	$ (1,403)	$ 35,190
Capital expenditures	834	102	1,153	40	57
Free Cash Flow	$ (30,607)	$ 117,760	$ (87,778)	$ (1,443)	$ 35,133
Corporate and Other					
Operating cash flow	$ (14,238)	$ (6,975)	$ (13,198)	$ (15,169)	$ (15,082)
Capital expenditures	62	1,046	102	132	152
Free Cash Flow	$ (14,300)	$ (8,021)	$ (13,300)	$ (15,301)	$ (15,234)

($ in thousands)

STEEL PARTNERS